Exhibit 99.2

CERTIFICATION PURSUANT TO  18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Viisage Technology, Inc. (the “Company”) on Form 10-Q for the period ending March 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William Aulet, Chief Financial Officer of the Company, certify, pursuant to U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 14, 2003

/s/ William Aulet

William Aulet

Chief Financial Officer